USAA Growth and Tax Strategy Fund

Supplement dated March 11, 2022, to the Summary Prospectus

dated October 1, 2021, ("Summary Prospectus")

The following information supersedes in its entirety the supplement dated March 1, 2022.

Effective March 11, 2022, references in the Summary Prospectus to Andy Kunzweiler as a portfolio manager for Northern Trust Investments, Inc. ("NTI") are removed. Michelle Kelley is added as a portfolio manager to the USAA Growth and Tax Strategy Fund. The table under Portfolio Managers is amended to include Michelle Kelley as follows:

	Title	Tenure with the Fund
Michelle Kelley	Senior Portfolio Manager, NTI	Since March 2022

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.